UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2019 (July 22, 2019)

Jialijia Group Corporation Limited

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333- 209900	35-2544765
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

Room 402, Unit B, Building 5, Guanghua Community

Guanghua Road, Tianning District, Changzhou City, Jiangsu Province, China 213000

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86-519) 8980-1180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

From July 22, 2019 to July 29, 2019, Jialijia Group Corporation Limited (the “Company”) entered into a securities subscription agreement (the “Subscription Agreement”) with each of fifty-four (54) investors (the “Investors”) who reside outside the United States where the Investors purchased an aggregate of 3,011,483 shares of the Company’s common stock, par value $0.001 per share, at a price of $0.03 per share. Pursuant to each of the Subscription Agreements, the Company issued its shares of common stock to each Investor in the respective amounts as set forth in the Subscription Agreement and received the funds in the corresponding amounts as set forth therein. In addition, on April 20, 2019, Ms. Na Jin, the Chief Executive Officer of the Company, entered into a Subscription Agreement to purchase 1,000,000 shares of the Company’s common stock at a price of $0.01 per share, and on July 24, 2019, wired the total purchase price of $10,000 to the Company. The Company and the board of directors (the “Board”) of the Company considers the stock purchase price of $0.01 per share fair to the Company and its shareholders because such price reflects the Company’s appreciation to Ms. Jin’s services as the Chief Executive Officer and Chief Financial Officer of the Company. Ms. Jin has not received any compensation for her services to the Company since she was appointed as the Chief Executive Officer and Chief Financial Officer on December 29, 2016.

The foregoing description of the Subscription Agreement is not purported to be complete and qualified by reference to the full text of the Subscription Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The disclosures set forth in Item 1.01 of this Current Report are incorporated by reference herein. The issuance of shares of the Company’s common stock pursuant to the Subscription Agreement was made in reliance on exemption from registration pursuant to Regulation S, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

Ex.	Description
10.1	Form of Securities Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JIALIJIA GROUP CORPORATION LIMITED

Dated: August 13, 2019	By:	/s/ Na Jin
Na Jin Chief Executive Officer (Principal Executive Officer), Chief Financial Officer (Principal Financial and Accounting officer), President